Deposits for Acquisition	12 Months Ended
Aug. 31, 2018
Deposits For Acquisition [Abstract]
Deposits for Acquisition
9.	DEPOSITS FOR ACQUISITION

During the year ended August 31, 2017, the Group paid a deposit of RMB 78,750 to acquire shares of Can-Achieve Beijing Education Consulting Limited, a Beijing education consulting company. The acquisition was completed during the year ended August 31, 2018, and the deposit was applied to the total purchase price (see Note 3 for details).

On October 1, 2018, the Group signed an agreement to acquire the Bournemouth Collegiate School, an established independent school which offers day and boarding education from ages 2-18 on two campuses in the United Kingdom, for total cash consideration of Great Britain Pound (“GBP”) 10,000. As of August 31, 2018, the Group paid GBP 1,000 (approximately RMB 8,854) as the deposit.